SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: June 30, 2009





                          CARBONICS CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            22-3328734
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition of Assets

Item 2.03         Creation of a Direct Financial Obligation

Effective June 30, 2009, pursuant to a Stock Purchase Agreement dated as of that date, the Company purchased 100% of the capital stock of Sustainable Systems, Inc. ("Sustainable") from GS AgriFuels Corporation in return for the assumption of $4,000,000 of GS AgriFuels' debt due to YA Global Investments, L.P. ("YA Global"). To record the assumption of liability, the Company issued to YA Global a secured convertible debenture dated as of June 30, 2009 in the principal amount of $4,000,000. The debenture has an annual interest rate of 12% and it matures on December 31, 2010. The debenture is convertible into the common stock of the Company at a rate equal to the lesser of $0.01 per share or 90% of the lowest daily volume weighted average price of the Company's common stock during the 20 consecutive days immediately preceding the conversion date. The debenture is secured by a first priority security position on the assets of Carbonics Capital Corporation. The debenture is guaranteed by GS AgriFuels and its parent, GreenShift Corporation, and by the majority shareholder of both GreenShift and Carbonics Capital, which is Viridis Capital, LLC. In addition, the agreement pursuant to which YA Global consented to the assignment and assumption of the debt provides that Carbonics Capital Corporation will be released from the guarantee it gave in January 2008 of $42 million in indebtedness of GreenShift Corporation to YA Global.

Sustainable Systems, Inc., through its subsidiary, Sustainable Systems, LLC, owns and operates an oilseed processing facility in Culbertson, Montana. This facility processes high value food grade vegetable oils for food and industrial applications.

Item 9.01   Financial Statements and Exhibits

Financial Statements

Financial statements of Sustainable Systems, Inc. - to be filed by amendment.

Pro forma financial statements - to be filed by amendment.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CARBONICS CAPITAL CORPORATION

                          By: /s/ Paul Miller
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                                  Paul Miller, Chief Executive Officer